[LOGO]




                                 MEDAMICUS, INC.
                                 ANNUAL MEETING
                                      2001



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                                 MEDAMICUS, INC.

                       A TIME OF SIGNIFICANT OPPORTUNITIES

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                                 GYNECOLOGY SALE


o    Sale Price- $4,700,000

o    Payable $4,000,000 now, $230,000 in 90 days, $470,000 in one year

o Sale included all the tangible assets plus the fiber optic technology for gynecology and urology

o    MedAmicus will continue to build catheters and monitors until 12/31/01


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                                 GYNECOLOGY SALE

o    Will result in a gain of approximately $3,000,000 or $.67 per diluted share

o    Net operating loss carry-forward will shelter gain from income taxes

o A portion of the cash was used to retire our line of credit which stood at $1,400,000


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                                  2000 RESULTS

         (in 000's)                  2000        1999        % chg
                                     ----        ----        -----
Sales                               $10,979   $  9,013       +  22%

Gross Profit                          5,539      4,169       +  34%

Operating expenses:
    R & D                             1,053        914       +  15%
    Selling, general & admin          4,026      3,358       +  20%
    Restructuring charge                233          0

Net income                          $   162   $   (175)
                                    -------   --------




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                             2000 PRO FORMA RESULTS

         (in 000's)                 PRO FORMA         2000       % chg
                                    ---------         ----       -----
Sales                               $    7,399      $10,979      -   33%

Gross Profit                             3,767        5,539      -   32%

Operating expenses:
    R & D                                  605        1,053      -   42%
    Selling, general & admin             1,467        4,026      -   64%
    Restructuring charge                     0          233

Net income                          $    1,674      $   162
                                    ----------      -------

Net income per diluted share        $      .38      $   .04
                                    ----------      -------


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                                 Q1 2001 RESULTS

         (in 000's)                    2001        2000          % chg
                                       ----        ----          -----
Sales                               $   3,240    $  2,611        +  24%

Gross Profit                            1,656       1,241        +  33%

Operating expenses:
    R & D                                 334         240        +  39%
    Selling, general & admin              833       1,049        -  21%

Net income (loss)                   $     449    $  (  75)
                                    ---------    --------

Net income (loss) per diluted share $     .10    $  ( .02)
                                   ----------    --------

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                            Q1 2001 PRO FORMA RESULTS


         (in 000's)                 PRO FORMA           2001        % chg
                                    ---------           ----        -----
Sales                               $    2,405        $ 3,240       -   26%

Gross Profit                             1,240          1,656       -   25%

Operating expenses:
    R & D                                  253            334       -   24%
    Selling, general & admin               469            833       -   44%


Net income                          $      509         $  449
                                    ----------         ------

Net income per diluted share        $      .11         $  .10
                                    ----------         ------


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                             PRO FORMA BALANCE SHEET

         (in 000's)                 PRO FORMA         3/31/01        % chg
                                    ---------         -------        -----
Cash                                $    3,187        $   941       + 239%
Receivable from Cooper                     700              -
Receivables, inventory & ppds            2,607          3,690       -  29%
Property, plant and equipment            1,208          1,471
Other assets                                69             69
                                    ----------        -------
    Total assets                    $    7,771        $  6,171      +  26%
                                    ----------        --------

Payable to bank                     $        -        $  1,748
Other current liabilities                1,446           1,134
Long-term liabilities                      201             201
Stockholder's equity                     6,124           3,088      +  98%
                                    ----------        --------
    Total liabilities and
       shareholder's equity         $    7,771        $  6,171      +  26%
                                    ----------        --------




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LEADING THE WAY TO SAFER, SIMPLER MEDICAL PROCEDURES                    [LOGO]



                            2001 Stockholder Meeting



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                                     Vision


          To be a premier innovator and world leader in the supply of percutaneous delivery solutions



                                  [PIE CHART]


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                              Market Opportunities


o    Large OEM Opportunities

         - MEDTRONIC             - BOSTON SCIENTIFIC    - HDC
         - GUIDANT               - MEDCOMP              - SIMS DELTEC
         - ST. JUDE              - ANGIODYNAMICS        - BIOLINK
         - BARD ACCESS SYSTEMS   - HORIZON MEDICAL      - VASCA


o    Market is dominated by a few significant companies

o    50% OF THESE COMPANIES ARE NOW MEDAMICUS CUSTOMERS



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                             Strategic Partnerships

o New customers open doors to further opportunities - Provide feedback on next design concept

     -    Expand our physician access

     -    Offer their thought on the future of access devices

o With each new customer, Medamicus is taking market share from the competition

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PDS REVENUE                                     PDS PROFIT

1998    5,323                                   2,393
1999    5,882                                   2,425
2000    7,398                                   2,964

REVENUE GROWTH OVER THE                         PROFIT GROWTH OVER THE LAST
LAST 3 YEARS = 40%                              3 YEARS = 24%


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                               Operational Growth

o    Facilities expansion completed in 2000

     -    Added 10,000 sq.ft. - part for manufacturing

o    Purchased capital equipment

     -    To keep up with customer demand

     -    Improve efficiencies and reduce cost

o    Added technical resources

     - Design and manufacturing personnel necessary to meet current and future opportunities


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                            Paradigm Shift For Growth

o    Less dependence on customers for product ideas

o    More physician validation

o    Attune to market trends

o    Introducer product improvements

     -    Patent pending features

o    Safety needle

o    Advanced catheter based delivery systems

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                            VENOUS INTRODUCER USAGE





              2000    2001    2002    2003
Usage (000)   2,400   2,550   2,750   2,925


o    Signed large volume supply            o    40% market share - the
     agreements in 2000                         largest supplier in the world

o    Annual introducer volume              o    Market share increase likely
     increasing to 1 million                    from future designs






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                             Path To The Left Heart

o    Slitter patent key to new growth opportunity

o    Guide catheter needed to reach left ventricle - tortuous path

o    Slitter makes removal of guide catheter possible

o    Partnering with Medtronic on 3rd and 4th generations

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                       Advanced Delivery Market Potential

o    Left ventricle pacing part of Medtronic's Bi-Ventricular pacing therapy

     -    Bi-Ventricular pacing delivery kits garner higher prices


  Standard                       Left Ventricle
 Introducer                      Delivery System
  Kit Price                         Kit Price                   Increase

    ~$17             vs.           ~$175          =             ~10 Times


o    750K to 1.25M potential procedures today

     -    Medtronic estimate

o    BI-VENTRICULAR PACING DELIVERY KIT MARKET POTENTIAL

     -    $130 TO $260 MILLION



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                                 Safety Needles

o    Law requiring safer sharps devices in effect

     -    Needlestick Safety and Prevention Act

o    Signed license agreement Med-Design

     -    Med-Design is a leader in area of safety technology

o    Centerline retraction safety needle technology

     -    Technology applied to a guidewire introducer needle

     -    Easy to use - no user technique change required




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                       Guidewire Introducer Safety Needle

o    Submitted application to FDA for 510(k) marketing clearance

     -    Will replace non-safe needles used in our venous introduction kits

     -    On track to launch in 3rd quarter '01

o    Licensed distribution rights

     -    Exclusive in venous market

     -    Non-exclusive in arterial market

o    Distribution strategy

     -    OEM, Distributors, GPO's

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                         Next Generation Safety Product


o    All-In-One safety introducer

     -        Filed for a patent on device in Nov. '00

     -        Separate license agreement with Med-Design

     -        Utilizes centerline retraction technology

o    For both venous and arterial markets

     -        Designed to replace all the components in an introducer kit

     -        Design effort to begin in later half of 2001


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                        Safety Products Market Potential


                          Guidewire Introducer                  All-In-One
                              Saftey Needle                   Saftey Introducer


                     Price      $ 4                                $16

  Annual Venous Procedures      2 -    3 Mil.                     2 -    3 Mil.

Annual Arterial Procedures     15 -   30 Mil.                    15 -   30 Mil.

          Total Procedures     17 -   33 Mil.                    17 -   33 Mil.

          Market Potential    $68 - $132 Mil.                  $272 - $528 Mil.


o    First time presence in arterial market

o    Arterial market ~10 times larger than venous market



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                              2000 - A Banner Year

o    3 growth areas

     -        Traditional introducer products

o    Largest supplier in the world

     -        Advanced delivery catheter products

o    Potential treatment for congestive heart failure

     -        Needlestick Safety products

o    Path to future offers significant opportunities

o    Dedicated employees



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                                 MEDAMICUS, INC.





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                                2001 INFLUENCERS

o    Improving sales-

     -        New customers

     -        LVLDS

     -        Safety needles

o    Investment in research and development

o    Investment in manufacturing infrastructure

o    Cash investor versus cash borrower

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                                 TOP SIX REASONS

o    Solid profits

o    Comparatively undervalued

o    Sufficient cash

o    Bi-ventricular pacing for congestive heart failure

o    Safety needles



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                              The Sixth Good Reason



                                 WE ARE FOCUSED